UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3401 Mallory Lane, Suite 210
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 432-2133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2022, the Board of Directors (the "Board") of Clover Health Investments, Corp. ("Clover" or the "Company") appointed Anna Loengard, M.D., to serve as a Class I director of the Board. Dr. Loengard has not been appointed to any committee of the Board as of the date hereof. The Company’s press release announcing Dr. Loengard’s appointment is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 5.02.
In connection with her service as a director during 2022, Dr. Loengard will receive a pro rata portion of the annual retainer for service on the Board under Clover’s Director Compensation Policy. Dr. Loengard will also be granted a restricted stock unit ("RSU") award covering shares of the Company’s Class A Common Stock having an RSU value of $200,000, pro-rated by multiplying such amount by a fraction, the numerator of which is the number of days of service that Dr. Loengard will provide from the date of her appointment until December 31, 2022, and the denominator of which is 365 days.
In connection with her appointment, Dr. Loengard entered into the Company’s standard form of indemnification agreement for its directors, which requires the Company to, among other things, indemnify its directors against liabilities that may arise by reason of their status or service. The agreement also requires the Company to advance all expenses incurred by directors in investigating or defending any action, suit or proceeding. The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K (No. 001-39252) filed on January 12, 2021, and is incorporated by reference herein.
There are no arrangements or understandings between Dr. Loengard and any other persons pursuant to which she was selected as a director. Dr. Loengard has no family relationships with any of the Company’s directors or executive officers, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

99.1	Press release dated November 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Health Investments, Corp.

Date:	November 30, 2022	By:	/s/ Joseph R. Martin
		Name:	Joseph R. Martin
		Title:	General Counsel and Corporate Secretary